U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT

                            PURSUANT TO SECTION13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2002

                                   CRT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
               (State or other jurisdiction of incorporation)

                                    0001026507
                             (Commission File Number)

                                    95-4643533
                      (I.R.S. Employer Identification Number)

8635 West Sahara Ave., Suite 433, Las Vegas, Nevada                  89119
      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number including area code:  (702) 940-0086

ITEM  5.  Other Information.

     On June 17, 2002, the Registrant completed an Asset Purchase
Agreement with Internet Business's International, Inc. for Ace Optics for $2,000,000 in stock.. See attached exhibit "Asset Purchase
Agreement".

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.



Dated: June 21, 2002                        CRT Corporation
                                            by:/s/ Matt Sebal
                                            Matt Sebal, President
                                            Chief Executive Officer

                             EXHIBIT INDEX

Exhibit No.                        Description

16     Asset Purchase Agreement dated June 17, 2002 (see below).